Exhibit 10.6.4

WAIVER AGREEMENT AND FOURTH AMENDMENT

TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS WAIVER AGREEMENT AND FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the “Fourth Amendment”) is entered into as of April 23, 2008 by and among MONACO COACH CORPORATION, a Delaware corporation, SIGNATURE MOTORCOACH RESORTS, INC., a Delaware corporation formerly known as MCC Acquisition Corporation, OUTDOOR RESORTS OF LAS VEGAS, INC., a Nevada corporation, OUTDOOR RESORTS MOTORCOACH COUNTRY CLUB, INC., a California corporation, NAPLES MOTORCOACH RESORT, INC., a Florida corporation formerly known as Outdoor Resorts of Naples, Inc. (“Naples Resorts”), R-VISION HOLDINGS LLC, a Delaware limited liability company, R-VISION, INC., an Indiana corporation, R-VISION MOTORIZED LLC, an Indiana limited liability company, BISON MANUFACTURING, LLC, an Indiana limited liability company, ROADMASTER LLC, an Indiana limited liability company, LA QUINTA MOTORCOACH RESORT, INC., a California corporation, PORT OF THE ISLES MOTORCOACH RESORT, INC., a Florida corporation, and SIGNATURE RESORTS OF MICHIGAN, INC., a Michigan corporation (“Signature Michigan”) (each of the foregoing parties individually referred to as “Borrower” and all collectively referred to as “Borrowers”), each of the Lenders and U.S. BANK NATIONAL ASSOCIATION, as the Administrative Lender.

WHEREAS, Borrowers (other than Signature Michigan, which is joining as a Borrower in this Fourth Amendment), Lenders and Administrative Lender are parties to that certain Third Amended and Restated Credit Agreement dated November 18, 2005 (as previously amended, the “Credit Agreement”);

WHEREAS Signature Michigan is joining in the Credit Agreement as a Borrower;

WHEREAS, the parties desire to address Borrowers’ failure to comply with the requirements of Sections 10.1 and 10.3 of the Credit Agreement as of Parent’s first fiscal quarter of 2008 (collectively, the “Existing Defaults”); and

WHEREAS, the parties desire to waive the Existing Defaults and to amend the Credit Agreement in the manner set forth below;

NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrowers, Lenders and Administrative Lender hereby agree as follows:

1.                                      Definitions.    All capitalized terms used but not defined herein shall have the meaning attributed to them in the Credit Agreement.

2.                                      Borrowers’ Acknowledgments.    Each Borrower hereby acknowledges and agrees as follows:  (a) it is obligated to Lenders pursuant to the Loan Documents; (b) the Loan Documents are legal, valid and binding obligations of Borrower enforceable in accordance with their terms; and (c) it has no defense, offset, claim or counterclaim with respect to any of the Loan Documents or its obligations thereunder.

3.                                      Waiver.    The Existing Defaults are hereby waived.  This Fourth Amendment is not intended to be and is not a waiver by any Lender of any Default other than the Existing Defaults.  Lenders’ willingness to grant the waiver set forth above shall not be construed as a willingness by any Lender to grant any subsequent waiver of any of Borrowers’ obligations to any Lender.  All of the provisions of the Credit Agreement and other Loan Documents, as modified hereby, shall remain in full force and effect.

4.                                      Section 1.1 of the Credit Agreement.    Section 1.1 of the Credit Agreement is amended to revise the definition of “Borrowing Base” in its entirety to read as follows:

“Borrowing Base” means, as of any date of determination, an amount equal to the following amount:

(a)                                  85% of the outstanding Eligible Accounts;

(b)                                 plus 50% of Eligible Inventory consisting of raw materials, valued at the lower of cost (determined on a “first in, first out” basis) or market value;

(c)                                  plus the lesser of $50,000,000 or 90% of Eligible Inventory consisting of finished goods, valued at the lower of cost (determined on a “first in, first out” basis) or market value;

(d)                                 less the outstanding balance of all accounts payable with respect to chassis which are secured in whole or in part; and

(e)                                  less the outstanding balance of the Term Loans.

5.                                      Section 8.3 of the Credit Agreement.  Items (vi) and (vii) of Section 8.3 of the Credit Agreement are replaced with the following items (vi) – (viii):

(vi)                              as soon as available but not later than 30 days after and as of the end of each fiscal month of Parent, a consolidated balance sheet of Parent and the Subsidiaries as of the end of such fiscal month and consolidated statement of earnings and cash flow of Parent and the Subsidiaries for such fiscal month and for fiscal year-to-date, together with a comparison of Parent’s financial condition for such fiscal month and year-to-date with the corresponding fiscal month and year-to-date in Parent’s immediately preceding fiscal year;

(vii)                           a Borrowing Base Certificate not later than 30 days after and as of the end of each fiscal month of Parent; and

(viii)                        from time to time such other information as Administrative Lender may reasonably request.

6.                                      Schedule II.    Schedule II to the Credit Agreement is replaced with the Schedule II attached hereto.

7.                                      Joinder of Signature Resorts of Michigan, Inc.    For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Signature Resorts of Michigan, Inc. hereby becomes a party to the Credit Agreement (as amended hereby) as a Borrower with the same force and effect as if it had been an original signatory to the Credit Agreement, including, without limitation, granting a security interest pursuant to Section 5.1 of the Credit Agreement in all of its rights in the Collateral.

8.                                      Monthly Projections.    On or before May 9, 2008, Borrowers’ Agent shall furnish to Administrative Lender detailed projections setting forth Parent’s projected consolidated income and cash flow on a monthly basis for the 12 fiscal months beginning with the fourth fiscal month of Parent’s 2008 fiscal year and Parent’s projected consolidated balance sheet as of the end of each such fiscal month, together with a certificate of Parent’s principal financial officer setting forth the assumptions on which such projections are based.

9.                                      Q1 2007 and 2008 Financial Statements.    On or before May 9, 2008, Borrower’s Agent shall furnish to Administrative Lender a consolidated balance sheet of Parent and the Subsidiaries as of the end of each fiscal month in Parent’s first fiscal quarter of 2008 and consolidated statement of earnings and cash flow of Parent and the Subsidiaries for each such fiscal month and for fiscal year-to-date as of the end of each such fiscal month, together with a comparison of Parent’s financial condition for each such fiscal month and year-to-date with the corresponding fiscal month and year-to-date in Parent’s 2007 fiscal year

10.                               Borrowers’ Representations and Warranties.    Each Borrower hereby represents and warrants to Lenders that:

10.1                           Borrower has all requisite corporate or limited liability company power and authority to execute, deliver and carry out this Fourth Amendment.  Borrower has taken all corporate or limited liability company action necessary to authorize the execution, delivery and performance of this Fourth Amendment and has duly executed and delivered this Fourth Amendment.  This Fourth Amendment constitutes the valid and legally binding obligation of Borrower enforceable against it in accordance with its terms.

10.2                           Upon the waiver of the Existing Defaults, no Default will exist or will be continuing under the Loan Documents.

10.3                           No oral or written statement by any Lender, other than within this Fourth Amendment, or of any of its affiliates, officers or representatives shall constitute a representation, covenant, warranty or agreement on the part of any Lender to restructure in any way any of the Obligations, to waive any breach or Default or to forbear from exercising any remedies.  The practices and methods of dealing between Lenders (or any of them) and Borrower in connection with this Fourth Amendment shall not constitute evidence or create any expectation or reliance on the part of Borrower applicable to any future transaction or accommodation by Lenders (or any of them).

11.                               GENERAL RELEASE.    IN CONSIDERATION OF THE BENEFITS PROVIDED TO EACH BORROWER UNDER THE TERMS AND PROVISIONS HEREOF, EACH BORROWER HEREBY AGREES AS FOLLOWS (“GENERAL RELEASE”):

(A)                              EACH BORROWER, FOR ITSELF AND ON BEHALF OF ITS RESPECTIVE SUCCESSORS AND ASSIGNS, DOES HEREBY RELEASE, ACQUIT AND FOREVER DISCHARGE LENDERS, ALL OF LENDERS’ PREDECESSORS IN INTEREST, AND ALL OF LENDERS’ PAST AND PRESENT OFFICERS, DIRECTORS, ATTORNEYS, AFFILIATES, EMPLOYEES AND AGENTS, OF AND FROM ANY AND ALL CLAIMS, DEMANDS, OBLIGATIONS, LIABILITIES, INDEBTEDNESS, BREACHES OF CONTRACT, BREACHES OF DUTY OR OF ANY RELATIONSHIP, ACTS, OMISSIONS, MISFEASANCE, MALFEASANCE, CAUSES OF ACTION, DEFENSES, OFFSETS, DEBTS, SUMS OF MONEY, ACCOUNTS, COMPENSATION, CONTRACTS, CONTROVERSIES, PROMISES, DAMAGES, COSTS, LOSSES AND EXPENSES, OF EVERY TYPE, KIND, NATURE, DESCRIPTION OR CHARACTER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH (EACH, A “RELEASED CLAIM” AND COLLECTIVELY, THE “RELEASED CLAIMS”), THAT BORROWER NOW HAS OR MAY ACQUIRE AS OF APRIL 23, 2008 (THE “RELEASE DATE”), INCLUDING WITHOUT LIMITATION, THOSE RELEASED CLAIMS IN ANY WAY ARISING OUT OF, CONNECTED WITH OR RELATED TO ANY AND ALL PRIOR CREDIT ACCOMMODATIONS, IF ANY, PROVIDED BY ANY LENDER, OR ANY OF LENDERS’ PREDECESSORS IN INTEREST, TO BORROWER, AND ANY AGREEMENTS, NOTES OR DOCUMENTS OF ANY KIND RELATED THERETO OR THE TRANSACTIONS CONTEMPLATED THEREBY OR HEREBY, OR ANY OTHER AGREEMENT OR DOCUMENT REFERRED TO HEREIN OR THEREIN.

(B)                                EACH BORROWER HEREBY ACKNOWLEDGES, REPRESENTS AND WARRANTS TO LENDERS THAT:  (i) IT AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES AND RELEASED CLAIMS WHICH ARE RELEASED BY THE PROVISIONS OF THIS GENERAL RELEASE IN FAVOR OF LENDERS, AND EACH BORROWER HEREBY WAIVES AND RELEASES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER ANY LAW WITH REGARD TO THE RELEASE OF SUCH

UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES AND RELEASED CLAIMS; (ii) IT HAS HAD AN OPPORTUNITY TO OBTAIN A LAWYER’S ADVICE CONCERNING THE LEGAL CONSEQUENCES OF EACH OF THE PROVISIONS OF THIS GENERAL RELEASE; (iii) NONE OF THE PROVISIONS OF THIS GENERAL RELEASE SHALL BE CONSTRUED AS OR CONSTITUTE AN ADMISSION OF ANY LIABILITY ON THE PART OF ANY LENDER OR OTHER PERSON RELEASED HEREBY; (iv) THE PROVISIONS OF THIS GENERAL RELEASE SHALL CONSTITUTE AN ABSOLUTE BAR TO ANY RELEASED CLAIM OF ANY KIND, WHETHER ANY SUCH RELEASED CLAIM IS BASED ON CONTRACT, TORT, WARRANTY, MISTAKE OR ANY OTHER THEORY, WHETHER LEGAL, STATUTORY OR EQUITABLE; AND (v) ANY ATTEMPT TO ASSERT A RELEASED CLAIM BARRED BY THE PROVISIONS OF THIS GENERAL RELEASE SHALL SUBJECT BORROWER TO THE PROVISIONS OF APPLICABLE LAW SETTING FORTH THE REMEDIES FOR THE BRINGING OF GROUNDLESS, FRIVOLOUS OR BASELESS CLAIMS OR CAUSES OF ACTION.

12.                               Fee.    Upon execution of this Fourth Amendment, Borrower shall pay to Administrative Agent, for the ratable benefit of Lenders, a fee of $198,214.28.

13.                               Effective Date.    Upon payment of the fee set forth above, this Fourth Amendment shall be effective as of the date first written above.

14.                               Ratification.  Except as otherwise provided in this Fourth Amendment, all of the provisions of the Credit Agreement are ratified and confirmed and shall remain in full force and effect.

15.                               One Agreement.  The Credit Agreement, as modified by the provisions of this Fourth Amendment, shall be construed as one agreement.

16.                               Miscellaneous.

16.1                           This Fourth Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed signature page of this Fourth Amendment by fax or in PDF format by email shall be effective as delivery of a manually executed counterpart hereof.

16.2                           EACH OF BORROWERS, ADMINISTRATIVE LENDER AND LENDERS HEREBY:  (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF OREGON AND THE FEDERAL COURTS OF THE UNITED STATES FOR THE DISTRICT OF OREGON FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THIS FOURTH AMENDMENT; (B) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH

COURTS; (C) IRREVOCABLY WAIVES (TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH IT NOW OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY OF THE FOREGOING COURTS, AND ANY OBJECTION ON THE GROUND THAT ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND (D) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PERMITTED BY LAW.

16.3                           EACH OF BORROWERS, ADMINISTRATIVE LENDER AND LENDERS, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION IN ANY WAY ARISING OUT OF OR RELATING TO THIS FOURTH AMENDMENT, ANY OTHER OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS OR EVENTS REFERENCED HEREIN OR THEREIN OR CONTEMPLATED HEREBY OR THEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO ANY OF THE LOAN DOCUMENTS.  A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVER OF THE RIGHT TO TRIAL BY JURY AND THE CONSENT TO TRIAL BY COURT.

16.4                           This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Oregon, without regard to the conflicts of laws provisions thereof.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY ANY LENDER OR ADMINISTRATIVE LENDER CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY SUCH LENDER OR ADMINISTRATIVE LENDER TO BE ENFORCEABLE.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Borrowers, Lenders and Administrative Lender have executed this Waiver Agreement and Fourth Amendment as of the date first above written.

MONACO COACH CORPORATION		SIGNATURE MOTORCOACH RESORTS, INC.

By:	/s/: P. Martin Daley	By:	/s/: John Nepute
Title: VP/CFO/Treasurer		Title: VP/Treasurer

OUTDOOR RESORTS MOTORCOACH COUNTRY CLUB, INC.		OUTDOOR RESORTS OF LAS VEGAS, INC.

By:	/s/: P. Martin Daley	By:	/s/: P. Martin Daley
Title: VP/CFO/Treasurer and Director		Title: VP/CFO/Treasurer and Director

NAPLES MOTORCOACH RESORT, INC.		R-VISION HOLDINGS LLC

By:	/s/: P. Martin Daley	By:	/s/: P. Martin Daley
Title: VP/CFO/Treasurer and Director		Title: VP/Treasurer

R-VISION, INC.		R-VISION MOTORIZED LLC
By: R-Vision Holdings LLC, its manager

By:	/s/: P. Martin Daley	By:	/s/: P. Martin Daley
Title: VP/Treasurer		Title: VP/Treasurer

BISON MANUFACTURING, LLC		ROADMASTER LLC
By: R-Vision Holdings LLC, its manager		By: R-Vision Holdings LLC, its manager

By:	/s/: P. Martin Daley	By:	/s/: P. Martin Daley
Title: VP/Treasurer		Title: VP/Treasurer

LA QUINTA MOTORCOACH RESORT, INC.		PORT OF THE ISLES MOTORCOACH RESORT, INC.

By:	/s/: P. Martin Daley	By:	/s/: P. Martin Daley
Title: VP/CFO/Treasurer and Director		Title: VP/Treasurer

SIGNATURE RESORTS OF MICHIGAN, INC.		U.S. BANK NATIONAL ASSOCIATION

By:	/s/: P. Martin Daley	By:	/s/: Oran Coffin
Title: VP/Treasurer		Title: Vice President

NATIONAL CITY BANK OF INDIANA		BANK OF AMERICA, N.A.

By:	/s/: Mike Callas	By:	/s/: Eric Eidler
Title: Vice President		Title: Senior Vice President

BANK OF THE WEST		WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/: Brett German	By:	/s/: John Weiss
Title: Vice President		Title: Vice President

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION		UNION BANK OF CALIFORNIA, N.A.

By:	/s/: Justin Wood	By:	/s/: Steve Sloan
Title: Credit Director		Title: Vice President

SCHEDULE II

Pricing Schedule

	Level I	Level II	Level III	Level IV	Level V
LIBOR Margin	1.50	1.75	2.00	2.25	2.50
Prime Margin	0	0.25	0.50	0.75	1.00
Fee Percentage	0.25	0.25	0.375	0.375	0.50

For purposes of this Pricing Schedule, the following terms have the following meanings:

“Level I” applies on any day if, on such day, the applicable Leverage Ratio is less than 1.50:1.

“Level II” applies on any day if, on such day, the applicable Leverage Ratio is equal to or greater than 1.50:1 and less than 2.00:1.

“Level III” applies on any day if, on such day, the applicable Leverage Ratio is equal to or greater than 2.00:1 and less than 2.50:1.

“Level IV” applies on any day if, on such day, the applicable Leverage Ratio is equal to or greater than 2.50:1 and less than 3.00:1.

“Level V” applies on any day if, on such day, the applicable Leverage Ratio is 3.00:1 or greater.

For purposes of this Pricing Schedule, the Leverage Ratio shall be calculated once every quarter based on the financial information most recently reported by Borrowers’ Agent pursuant to Section 8.3 of the Agreement; provided, however, that the Leverage Ratio shall not be computed on the financial information most recently reported by Borrowers’ Agent until the later of the first day of the month after receipt of such information or five Business Days after the receipt thereof, and if the most recent report required pursuant to Section 8.3 has not been delivered, or if Administrative Lender reasonably objects to the accuracy of such report within five Business Days after the receipt thereof, the next higher Level from the Level then in effect shall apply until such time as the delinquent report is delivered or Administrative Lender’s objections are resolved to Administrative Lender’s reasonable satisfaction.  Initially, Level V shall be the applicable Level.

1